SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 27, 2004

GEORGIA-CAROLINA BANCSHARES, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	0-22891	58-2326075

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2805 Wrightsboro Road, Augusta, Georgia	30909

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (706) 736-2100

(Former name or address, if changed since last report)

Item 7. Financial Statements and Exhibits.

The following exhibit is being furnished with this report pursuant to Item 12 of this Form 8-K:

Exhibit No.	Description
99.1	Press Release of Registrant Regarding Financial Results for the First Quarter Ended March 31, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 27, 2004, Georgia-Carolina Bancshares, Inc. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2004. A copy of the press release is furnished herewith as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORGIA-CAROLINA BANCSHARES, INC.

April 29, 2004	/s/ Patrick G. Blanchard

Patrick G. Blanchard President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Press Release of Registrant Regarding Financial Results for the First Quarter Ended March 31, 2004.